UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported):  June 18, 2012

RADIUS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53173	80-0145732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Broadway, 6th Floor

Cambridge, MA 02139

 (Address of principal executive offices) (Zip Code)

(617) 551-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of June 18, 2012, Radius Health, Inc. (the “Company”) entered into a second amendment (the “Second Amendment”) to Work Statement NB-1 (the “Work Statement”), dated as of March 29, 2011, between the Company and Nordic Bioscience Clinical Development VII A/S (“Nordic”). The Work Statement was previously amended by that certain Amendment No. 1 to Work Statement NB-1, dated as of December 9, 2011, between the Company and Nordic (the “First Amendment”). The Work Statement is contemplated by the terms of that certain Clinical Trial Services Agreement, entered into as of March 29, 2011, between the Company and Nordic (the “Clinical Trial Services Agreement”).

Pursuant to the Work Statement, Nordic is managing the Phase 3 clinical study of the Company’s BA058 Injection product.  Pursuant to the original terms of the Work Statement, as amended by the First Amendment, the study was to be conducted in 12 countries at a specified number of sites within each country.  The terms of the Second Amendment (i) increase the overall number of sites by adding sites in Europe, Brazil and Argentina and removing other sites, (ii) specify a certain number of sites within each country for the conduct of the study, and (iii) amend various terms and provisions of the Work Statement to reflect additional services provided at existing sites and the addition of the new study sites within the study’s parameters.  Payments to be made by the Company to Nordic under the Second Amendment in connection with the extra services provided at existing sites and the conduct of the study at the new study sites are denominated in both euros and U.S. dollars and total up to €3,650,650 and $205,540.

The preceding descriptions of the Clinical Trial Services Agreement, the Work Statement, the First Amendment and the Second Amendment are qualified in their entirety by reference to the full text of the Clinical Trial Services Agreement, the Work Statement, the First Amendment and the Second Amendment, copies of which were filed as Exhibits to the Company’s Current Report on Form 8-K/A filed on October 24, 2011, the Company’s Current Report on Form 8-K filed on December 15, 2011 or this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

See the Exhibit Index, which immediately follows the signature page hereof and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 22, 2012

Radius Health, Inc.

By:	/s/ B. Nicholas Harvey
Name: B. Nicholas Harvey
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1*	Clinical Trial Services Agreement Amendment No. 2 to Work Statement NB-1, effective as of June 18, 2012, by and between the Company and Nordic Bioscience Clinical Development VII A/S.

*Confidential treatment has been requested with respect to portions of this exhibit.  Redacted portions of this exhibit have been filed separately with the Securities and Exchange Commission.